YieldQuest Funds Trust

EXHIBIT TO ITEM 77I
Terms of New or Amended Securities

YieldQuest Core Equity Fund - Investor Class
The YieldQuest Core Equity Fund (the "Equity Fund") has issued Investor Class shares of beneficial interest. Each share of the Investor Class shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Certificate of Trust for YieldQuest Funds Trust (the
"Trust").
A description of Investor Class shares of the Equity Fund is incorporated by reference to the Post-Effective
Amendment No. 7 to the Registration Statement as filed with the SEC via EDGAR on February 22, 2008 (Accession No.
0001209286-08-000058).

YieldQuest Total Return Bond Fund - Investor Class
The YieldQuest Total Return Bond Fund (the "Total Return
Fund") has issued Investor Class shares of beneficial interest. Each share of the Investor Class shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Certificate of Trust for the Trust.
A description of Investor Class shares of the Total Return
Fund is incorporated by reference to the Post-Effective
Amendment No. 7 to the Registration Statement as filed with the SEC via EDGAR on February 22, 2008 (Accession No.
0001209286-08-000058).

YieldQuest Tax-Exempt Bond Fund - Investor Class
The YieldQuest Tax-Exempt Bond Fund (the "Tax-Exempt Fund") has issued Investor Class shares of beneficial interest.
Each share of the Investor Class shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Certificate of Trust for the Trust.
A description of Investor Class shares of the Tax-Exempt
Fund is incorporated by reference to the Post-Effective
Amendment No. 7 to the Registration Statement as filed with the SEC via EDGAR on February 22, 2008 (Accession No.
0001209286-08-000058).

YieldQuest Flexible Income Fund - Investor Class
The YieldQuest Flexible Income Fund (the "Flexible Income
Fund") has issued Investor Class shares of beneficial interest. Each share of the Investor Class shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Certificate of Trust for the Trust.
A description of Investor Class shares of the Flexible
Income Fund is incorporated by reference to the Post-
Effective Amendment No. 7 to the Registration Statement as filed with the SEC via EDGAR on February 22, 2008
(Accession No. 0001209286-08-000058).

YieldQuest Low Duration Bond Fund - Investor Class
The YieldQuest Low Duration Bond Fund (the "Low Duration
Fund") has issued Investor Class shares of beneficial interest. Each share of the Investor Class shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Certificate of Trust for the Trust. Investor Class shares of the Low Duration Fund are not currently available for investment. The Low Duration Fund is currently offering Institutional Class shares only.
A description of Investor Class shares of the Low Duration
Fund is incorporated by reference to the Post-Effective
Amendment No. 7 to the Registration Statement as filed with the SEC via EDGAR on February 22, 2008 (Accession No.
0001209286-08-000058).

YieldQuest Low Duration Tax-Exempt Bond Fund - Investor
Class
The YieldQuest Low Duration Tax-Exempt Bond Fund (the "Low
Duration Tax-Exempt Fund") has issued Investor Class shares of beneficial interest. Each share of the Investor Class shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Certificate of Trust for the Trust.
Investor Class Shares of the Low Duration Tax-Exempt Fund are not currently available for investment. The Low
Duration Tax-Exempt Fund is currently offering
Institutional Class shares only.
A description of Investor Class shares of the Low Duration
Tax-Exempt Fund is incorporated by reference to the Post-
Effective Amendment No. 7 to the Registration Statement as filed with the SEC via EDGAR on February 22, 2008
(Accession No. 0001209286-08-000058).